UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2021

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CVV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) was held on July 15, 2021. At the Annual Meeting, the shareholders voted on the following two proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 7, 2021.

Proposal 1:

Election of the five nominees listed below to serve on the Board of Directors of the Company until the 2022 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:

Nominee	Number of Votes Cast in Favor	Number of Votes Withheld	Number of Broker Non-Votes
Emmanuel Lakios	2,519,537	906,525	2,098,059
Lawrence J. Waldman	2,493,559	932,503	2,098,059
Conrad J. Gunther	2,491,459	934,603	2,098,059
Raymond A. Nielsen	2,479,132	946,930	2,098,059
Robert M. Brill	2,521,991	904,071	2,098,059

Proposal 2.	The ratification of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain
4,637,359	878,948	7,814

Item 7.01	Regulation FD Disclosure

On July 15, 2021, the Company disclosed at its annual meeting of stockholders that its preliminary order level for the quarter ended June 30, 2021 was approximately $6 million. The Company further noted that this number was preliminary and may be subject to adjustment, with final numbers to be disclosed in connection with the filing of the Company’s Report on Form 10-Q for the quarter ended June 30, 2021.

The information in this Current Report on Form 8-K with respect to Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 16, 2021

CVD EQUIPMENT CORPORATION

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Executive Vice President and Chief Financial Officer